Exhibit 10.2

TERMINATION AGREEMENT

This termination agreement (the “Agreement”) is dated as of this 23rd day of July, 2008, by and among:

A.	China Mass Media International Advertising Corp., an exempted company established and existing under the laws of the Cayman Islands (the “Company”);

B.	Happy Indian Ocean Limited, an exempted company established and existing under the laws of the Cayman Islands (“Happy Indian”);

C.	Arctic Spring Limited, an exempted company established and existing under the laws of the Cayman Islands (“Arctic Spring”);

D.	Mr. Shengcheng Wang, a Canadian citizen, whose passport number is BA341072 (the “Founder”);

E.	Winner Wide Limited, a limited liability company established and existing under the laws of the British Virgin Islands (“Winner Wide”);

F.	CTF Capital Ltd., a limited liability company established and existing under the laws of the British Virgin Islands (“CTF Capital”);

G.	Goldcorn Development Limited, a limited liability company established and existing under the laws of the British Virgin Islands (“Goldcorn Development”);

H.	Jumbo Right Holdings Limited, a limited liability company established and existing under the laws of the British Virgin Islands (“Jumbo Right”);

I.	True Wise Investments Limited, a limited liability company established and existing under the laws of the British Virgin Islands (“True Wise”); and

J.	Ever Kingdom Limited, a limited liability company established and existing under the laws of the British Virgin Islands (“Ever Kingdom”).

The foregoing parties shall be hereinafter referred to collectively as the “Parties” and individually as a “Party”.

WITNESSETH

WHEREAS, the Parties have entered into to an investor rights agreement, dated as of June 24, 2008, which sets forth certain agreements relating to the rights and obligations of and among the shareholders of the Company (the “Investor Rights Agreement”);

WHEREAS, the Company is undertaking its first firm commitment underwritten public offering of American depositary shares, each of which representing 15 Ordinary Shares of the Company, with a listing on the New York Stock Exchange (the “Initial Public Offering”); and

WHEREAS, the Parties intend to terminate the Investor Rights Agreement pursuant to the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, and subject to and on the terms and conditions set forth herein, the Parties agree as follows:

The Investor Rights Agreement shall terminate and cease to have effect immediately prior to the completion of the Initial Public Offering pursuant to Section 13.1 of the Investor Rights Agreement and no Party hereto shall have any liability to the other Parties thereto or their respective affiliates, directors, officers or employees, except as otherwise stipulated in Section 13.1(b) thereunder. For the avoidance of doubt, this Agreement shall take effect if and only if the respective share purchase agreements dated July 23, 2008 among the Parties hereto are completed.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

SHAREHOLDERS:	WINNER WIDE LIMITED

	By:	/s/ Cheng Kam Biu, Wilson
Name:
Title:

CTF CAPITAL LTD.

	By:	/s/ Cheng Kam Biu, Wilson
Name:
Title:

GOLDCORN DEVELOPMENT LIMITED

	By:	/s/ Goldcorn Development Limited
Name:
Title:

JUMBO RIGHT HOLDINGS LIMITED

	By:	/s/ Benny Chong
Name:
Title:

Termination Agreement Signature Page

TRUE WISE INVESTMENTS LIMITED

By:	/s/ Annie Fung
Name:
Title:

EVER KINGDOM LIMITED

By:	/s/ Tseung Tat Wai
Name:
Title:

HAPPY INDIAN OCEAN LIMITED

By:	/s/ RTC Administrators Limited
Name:
Title:

ARCTIC SPRING LIMITED

By:	/s/ RTC Administrators Limited
Name:
Title:

Termination Agreement Signature Page

COMPANY:	CHINA MASS MEDIA INTERNATIONAL ADVERTISING CORP.

	By:	/s/ Shengcheng Wang
Name:
Title:

FOUNDER:	SHENGCHENG WANG

	By:	/s/ Shengcheng Wang
Name:
Title:

Termination Agreement Signature Page